UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11893	95-3679695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strada Regina 44, Bioggio, Switzerland CH-6934
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 10, 2025, Guess?, Inc. (the “Company”) held its 2025 annual meeting of shareholders virtually via live audio webcast (the “Annual Meeting”). As of May 9, 2025, the record date for the Annual Meeting, there were a total of 52,011,369 shares of common stock of the Company outstanding and eligible to vote. At the Annual Meeting, 46,923,773 shares were represented in person or by proxy and, therefore, a quorum was present.
At the Annual Meeting, the shareholders of the Company voted on the following matters:
•The election of seven directors to serve on the Company’s Board of Directors. Carlos Alberini, Anthony Chidoni, Christopher Lewis, Paul Marciano, Elsa Michael, Deborah Weinswig and Alex Yemenidjian were nominated to serve as directors.
•An advisory vote to approve the compensation of the Company’s named executive officers.
•The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2026.
On June 10, 2025, Corporate Election Services, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”), issued its final report, which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.
The results of the voting were as follows:
1. With respect to the election of seven directors to serve on the Company’s Board of Directors as described above:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Carlos Alberini	39,257,510	1,470,516	6,195,747
Anthony Chidoni	38,662,936	2,065,088	6,195,749
Christopher Lewis	40,341,313	386,713	6,195,747
Paul Marciano	40,369,946	358,078	6,195,749
Elsa Michael	40,083,387	644,639	6,195,747
Deborah Weinswig	40,032,974	695,052	6,195,747
Alex Yemenidjian	39,756,616	971,408	6,195,749
Based on the vote results set forth above, each of the director nominees was duly elected to hold office for a one-year term and until their respective successors are duly elected and qualified.
2. With respect to the advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
35,544,538	5,092,537	90,945	6,195,753
Based on the vote results set forth above, the advisory vote on the compensation of the Company’s named executive officers was approved.
3. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2026:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,274,368	601,745	47,660	—
Based on the vote results set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2026 was duly ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUESS?, INC.

Dated:	June 11, 2025	By:	/s/ Dennis Secor
Dennis Secor Interim Chief Financial Officer

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